                                                                    Exhibit 10.3

                           CONTRIBUTION, CONVEYANCE
                           AND ASSUMPTION AGREEMENT
                           ------------------------

         This Contribution, Conveyance and Assumption Agreement (this "Agreement") dated effective as of 12:01 a.m. Eastern Standard Time on September
 ----------
14, 2001 (the "Effective Time"), is entered into by and among PENN VIRGINIA COAL
               --------------
COMPANY, a Virginia corporation ("PVCC"), PENN VIRGINIA OPERATING CO., LLC, a
                                  ----
Delaware limited liability company ("PVOC"), PENN VIRGINIA OIL & GAS
                                     ----
CORPORATION, a Virginia corporation ("PVOG"), PENN VIRGINIA HOLDING CORP., a
                                      ----
Delaware corporation ("Holding"), PENN VIRGINIA RESOURCE HOLDINGS CORP., a
                       -------
Delaware corporation ("Resource Holdings"), PENN VIRGINIA RESOURCE PARTNERS,
                       -----------------
L.P., a Delaware limited partnership (the "MLP"), PENN VIRGINIA RESOURCE GP,
                                           ---
LLC, a Delaware limited liability company ("GP LLC"), PENN VIRGINIA RESOURCE GP,
                                            ------
CORP., a Delaware corporation ("GP Corp"), PENN VIRGINIA RESOURCE LP, CORP., a
                                -------
Delaware corporation ("LP Corp"), WISE ENVIRONMENTAL TECHNOLOGIES, INC., a
                       -------
Virginia corporation ("Wise"), WISE LLC, a Delaware limited liability company
                       ----
("Wise LLC"), PARAGON COAL CORPORATION, a Virginia corporation ("PCC"), LOADOUT
  --------                                                       ---
LLC, a Delaware limited liability company ("Loadout LLC"), KANAWHA RAIL CORP., a
                                            -----------
Virginia corporation ("KRC"), and K RAIL LLC, a Delaware limited liability
                       ---
company ("K Rail LLC").
          ----------

                                   RECITALS
                                   --------

         WHEREAS, the MLP has been formed pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), for the purpose of, among
                                      ------------
other things, serving as the managing member of PVOC, engaging in any business activity permitted to be engaged by PVOC pursuant to the Amended and Restated Limited Liability Company Agreement of PVOC and engaging in any business activity approved by GP LLC;

         WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have previously been taken prior to the date hereof:

         1. Holding has formed GP LLC, and contributed $1,000 in capital to it as a capital contribution in exchange for all of the membership interests in GP LLC;

         2. GP LLC and Holding have formed the MLP, with GP LLC contributing $20 in exchange for a 2% general partner interest and Holding contributing $980 in exchange for a 98% limited partner interest;

         3. Holding has formed Resource Holdings, and contributed its 100% membership interest in GP LLC and its 98% limited partner interest in the MLP to it as a capital contribution in exchange for all of Resource Holdings' common stock;

         4. Resource Holdings has formed LP Corp. and contributed its 98% limited partner interest in the MLP to it as a capital contribution in exchange for all of LP Corp's common stock;

         5. Resource Holdings has formed GP Corp and contributed $1,000 to it as a capital contribution in exchange for all GP Corp's common stock;

         6. PVCC has formed PVOC, and contributed $1,000 to it as a capital contribution in exchange for all of the membership interests in PVOC;

         7. Wise has formed Wise LLC, and contributed $1,000 to it as a capital contribution in exchange for all of the membership interests in Wise LLC;

         8. PCC has formed Loadout LLC, and contributed $1,000 to it as a capital contribution in exchange for all of the membership interests in Loadout LLC; and

         9. KRC has formed K Rail LLC, and contributed $1,000 to it as a capital contribution in exchange for all of the membership interests in K Rail LLC.

         WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

         1. Holding will contribute all of the common stock of PVCC to Resource Holdings as a capital contribution.

         2. PVCC will merge into PVOC, Wise will merge into Wise LLC and PCC will merge into Loadout LLC.

         3.    KRC will contribute the assets listed in Exhibit A hereto (the
                                                        ---------
"KRC Assets") to K Rail LLC as a capital contribution.
 ----------

         4. Concord Land Company, a Virginia corporation, will convert to PVR Concord LLC, a Delaware limited liability company, Lexington Land Company, a Virginia corporation, will convert to PVR Lexington LLC, a Delaware limited liability company, and Savannah Land Company, a Virginia corporation, will convert to PVR Savannah LLC, a Delaware limited liability company.

         5. PVOC will distribute the oil and gas interests set forth in Exhibit B hereto (the "Oil and Gas Interests"), the stock of Powell River Rail
---------              ---------------------
Corporation, a Virginia corporation ("Powell River"), and the stock of KRC, to
                                      ------------
Resource Holdings.

         6. Resource Holdings will distribute the Oil and Gas Interests to Holding as a dividend.

         7. Holding will contribute the Oil and Gas Interests to PVOG as a capital contribution.

         8. Resource Holdings will contribute a portion of its membership interest in PVOC, such portion to be specifically determined by the parties hereto, to GP LLC and a portion of its membership interest in PVOC, such portion to be specifically determined by the parties hereto, to LP Corp, as capital contributions. The sum of the portions of Resource Holdings' interest in

PVOC to be contributed to GP LLC and LP Corp shall equal 100% of the membership interest of PVOC.

         9. Resource Holdings will contribute its membership interest in GP LLC to GP Corp as a capital contribution.

         10. GP LLC will contribute its membership interest in PVOC to the MLP in exchange for a continuation of its 2% general partner interest in the MLP.

         11. LP Corp will contribute its membership interest in PVOC to the MLP in exchange for a 97.5% limited partner interest in the MLP.

         12. KRC will contribute its membership interest in K Rail LLC to the MLP in exchange for a .5% limited partner interest in the MLP.

         13. The MLP will contribute its interest in K Rail LLC to PVOC as a capital contribution.

         NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   Article I
                                  Recordation

         Section 1.1 Recordation of Evidence of Ownership of Assets. In
                     ----------------------------------------------
connection with the mergers under the Delaware Act that are referred to in the recitals to this Agreement, the parties to this Agreement acknowledge that certain jurisdictions in which the assets of the applicable parties to such mergers are located may require that documents be recorded by the entities resulting from such mergers in order to evidence title in such entities. All such documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth .

                                  Article II
              Contributions and Distributions of Various Assets,
    Stock, and Limited Partnership and Limited Liability Company Interests

         Section 2.1 Contribution of PVCC Stock by Holding to Resource Holdings.
                     ----------------------------------------------------------
Holding hereby grants, contributes, transfers, assigns and conveys to Resource Holdings, its successors and assigns, all right, title and interest of Holding in and to all of the common stock of PVCC (the "PVCC Stock"), and Resource
                                                ----------
Holdings hereby accepts the PVCC Stock as a contribution to the capital of Resource Holdings in exchange for all the membership interest in Resource Holdings.

         Section 2.2 Mergers of PVCC into PVOC, Wise into Wise LLC and PCC into
                     ----------------------------------------------------------
Loadout LLC. PVCC merges into PVOC, Wise merges into Wise LLC and PCC merges
-----------
into Loadout LLC.

         Section 2.3 Contribution of KRC Assets by KRC to K Rail LLC. KRC hereby
         -----------------------------------------------------------
grants, contributes, transfers, assigns and conveys to K Rail LLC, its successors and assigns, all right, title and interest in and to the KRC Assets, and K Rail LLC hereby accepts the KRC Assets as a contribution to the capital of K Rail LLC in exchange for all the membership interest in K Rail LLC. In order to give full effect to the foregoing grant, contribution, transfer, assignment and conveyance, KRC, as grantor, and K Rail LLC, as grantee, shall execute a Special Warranty Deed in the form attached hereto as Exhibit C.
                                                     ---------

         Section 2.4 Distribution of Oil and Gas Interests,  Powell River Stock
                     ----------------------------------------------------------
and KRC Stock by PVOC to Resource Holdings.  PVOC hereby  grants,  distributes,
------------------------------------------
transfers, assigns and conveys to Resource Holdings, its successors and assigns, all right, title and interest of PVOC in and to the Oil and Gas Interests, all the common stock of Powell River (the "Powell River Stock"), and all the common
                                       ------------------
stock of KRC (the "KRC Stock"),  and Resource  Holdings  accepts the Oil and Gas
                   ---------
Interests, the Powell River Stock, and the KRC Stock as a dividend. In order to give full effect to the foregoing grants, distributions, transfers, assignments and conveyances, PVOC, and Resource Holdings, shall execute three Agreements to Lease in the forms attached hereto as Exhibit D, with respect to the Oil and Gas
                                      ---------
Interests, and a Conveyance, Assignment and Bill of Sale in the form attached hereto as Exhibit E, with respect to the Powell River Stock and the KRC Stock.
          ---------

         Section 2.5 Distribution of Oil and Gas Interests by Resource Holdings
                     ----------------------------------------------------------
to Holding. Resource Holdings hereby grants, distributes, transfers, assigns and
----------
conveys to Holding, its successors and assigns, all right, title and interest of Resource Holdings in and to the Oil and Gas Interests, and Holding accepts the Oil and Gas Interests as a dividend. In order to give full effect to the foregoing grant, distribution, transfer, assignment and conveyance, Resource Holdings, as assignor, and Holding, as assignee, shall execute an Assignment in the form attached hereto as Exhibit F.
                            ---------

         Section 2.6 Contribution of Oil and Gas Interests by Holding to PVOG.
                     --------------------------------------------------------
Holding hereby grants, contributes, transfers, assigns and conveys to PVOG, its successors and assigns, all right, title and interest of Holding in and to the Oil and Gas Interests, and PVOG hereby accepts the Oil and Gas Interests as a capital contribution in exchange for a continuation of its continued ownership of all the common stock of GP Corp. In order to give full effect to the foregoing grant, distribution, transfer, assignment and conveyance, Holding, as assignor, and PVOG, as assignee, shall execute an Assignment in the form attached hereto as Exhibit G.
                   ---------

         Section 2.7 Contribution of the GP LLC PVOC Interest and the LP Corp
                     --------------------------------------------------------
PVOC Interest by Resource Holdings to GP LLC and LP Corp. Resource Holdings
--------------------------------------------------------
hereby grants, contributes, transfers, assigns and conveys to GP LLC, its successors and assigns, all right, title and interest of Resource Holdings in and to a portion of its membership interest in PVOC, such portion to be specifically determined by the parties hereto (the "GP LLC PVOC Interest"), and
                                                    --------------------
hereby grants, contributes, transfers, assigns and conveys to LP Corp, its successors and assigns, all right, title and interest of Resource Holdings in and to a portion of its membership interest in PVOC, such portion to be specifically determined by the parties hereto (the "LP Corp PVOC Interest"), and
                                                    ---------------------
GP LLC and LP Corp hereby accept the GP LLC PVOC Interest and LP Corp PVOC Interest, respectively .

         Section 2.8  Contribution of GP LLC Interest by Resource Holdings to GP
                      ----------------------------------------------------------
Corp. Resource Holdings hereby grants, contributes, transfers, assigns and
----
conveys to GP Corp, its successors and assigns, all right, title and interest of Resource Holdings in and to its membership interest in GP LLC equal to a 100% membership interest (the "GP LLC Interest"), and GP Corp hereby accepts the GP
                          ---------------
LLC Interest as a capital contribution in exchange for a continuation of its continued Ownership of all the common stock of GP Corp.

         Section 2.9  Contribution of GP LLC PVOC Interest by GP LLC to the MLP.
                      ---------------------------------------------------------
GP LLC hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of GP LLC in and to its GP LLC PVOC Interest and the related incentive distribution rights, and the MLP hereby accepts the GP LLC PVOC Interest and the related incentive distribution rights as a capital contribution in exchange for a continuation of the 2% general partner interest of GP LLC in the MLP.

         Section 2.10 Contribution of PVOC LP Interest by LP Corp to the MLP. LP
                      ------------------------------------------------------
Corp hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of LP Corp in and to its PVOC LP Interest, and the MLP hereby accepts the PVOC LP Interest as a capital contribution in exchange for a 97.5% limited partner interest in the MLP.

         Section 2.11 Contribution of K Rail LLC Interest by KRC to the MLP. KRC
                      -----------------------------------------------------
hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of KRC in and to its membership interest in K Rail LLC (the "K Rail LLC Interest"), and the MLP
                                        -------------------
hereby accepts the K Rail LLC Interest as a capital contribution in exchange for a .5% limited partner interest in the MLP.

         Section 2.12 Contribution of K Rail LLC Interest by MLP to PVOC. The
                      --------------------------------------------------
MLP hereby grants, contributes, transfers, assigns and conveys to PVOC, its successors and assigns, all right, title and interest of the MLP in and to the K Rail LLC Interest as a contribution to the capital of PVOC, and PVOC hereby accepts the K Rail LLC Interest as a capital contribution in exchange for a continuation of its 100% membership interest in PVOC.

                                  Article III
                       Assumption of Certain Liabilities

         Section 3.1  Assumption of Liabilities and Obligations of PVOC by PVOG.
                      ---------------------------------------------------------
In connection with the distribution by PVOC of the Oil and Gas Interests to Resource Holdings, the subsequent distribution by Resource Holdings of the Oil and Gas Interests to Holding and the subsequent contribution by Holding of the Oil and Gas Interests to PVOG, PVOG hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities incurred with respect to the Oil and Gas Interests that arise from and after the date of this Agreement, to the full extent that PVOC would have been obligated to pay, perform and discharge such obligations and liabilities in the future, were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of PVOG with respect to such obligations and liabilities beyond that of PVOC to the extent of such interest conveyed by PVOC.

         Section 3.2 Assumption of Liabilities and Obligations of KRC by K Rail
                     ----------------------------------------------------------
LLC. In connection with the contribution by KRC of the KRC Assets to K Rail LLC,
---
K Rail LLC hereby assumes and agrees to duly and timely pay, perform and discharge all obligations and liabilities incurred with respect to the KRC Assets that arise from and after the date of this Agreement, to the full extent that KRC would have been obligated to pay, perform and discharge such obligations and liabilities in the future, were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge such obligations and liabilities shall not increase the obligation of K Rail LLC with respect to such obligations and liabilities beyond that of KRC to the extent of such interest conveyed by KRC.

                                  Article IV
                                 Title Matters

         Section 4.1 Encumbrances. The distributions of the Oil and Gas
                     ------------
Interests made to Resource Holdings and Holding and the contribution of the Oil and Gas Interests to PVOG under this Agreement are made expressly subject to all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claim and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Oil and Gas Interests and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the Oil and Gas Interests, including, without limitation, (a) all matters that a current on the ground survey or visual inspection of the Oil and Gas Interests would reflect, and (b) the liabilities assumed by PVOG with respect to the Oil and Gas Interests.

         Section 4.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales
                     -----------------------------------------------------------
Laws.
----

                 (a) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, PVOG AND K RAIL LLC ACKNOWLEDGES AND AGREES THAT PVOC, RESOURCE HOLDINGS, HOLDINGS AND KRC HAVE NOT MADE, DO NOT MAKE, AND SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT (ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY PVOC, RESOURCE HOLDINGS, HOLDING AND KRC), REGARDING (1) THE TITLE, VALUE, NATURE, QUALITY OR CONDITION OF THE OIL AND GAS INTERESTS OR THE KRC ASSETS INCLUDING WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE OIL AND GAS INTERESTS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE OIL AND GAS INTERESTS OR THE KRC ASSETS, (2) THE INCOME TO BE DERIVED FROM THE OIL AND GAS INTERESTS OR THE KRC ASSETS, (3) THE SUITABILITY OF THE OIL AND GAS INTERESTS OR THE KRC ASSETS FOR ANY AND ALL ACTIVITIES AND USES WHICH PVOG OR K RAIL LLC MAY CONDUCT THEREON, (4) THE COMPLIANCE OF OR BY THE OIL AND GAS INTERESTS OR THE KRC ASSETS OR THEIR OPERATIONS WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES,

REGULATIONS, ORDERS OR REQUIREMENTS), OR (5) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE OIL AND GAS INTERESTS OR THE KRC ASSETS. PVOG AND K RAIL LLC ACKNOWLEDGE AND AGREE THAT PVOG AND K RAIL LLC EACH HAVE HAD THE OPPORTUNITY TO INSPECT THE OIL AND GAS INTERESTS AND THE KRC ASSETS AND PVOG AND K RAIL LLC EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE OIL AND GAS INTERESTS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY PVOC, RESOURCE HOLDINGS, HOLDING OR KRC. PVOC, RESOURCE HOLDINGS, HOLDING AND KRC ARE NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE OIL AND GAS INTERESTS AND THE KRC ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. PVOG AND K RAIL LLC EACH ACKNOWLEDGE THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE OIL AND GAS INTERESTS AND K RAIL LLC AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS", "WHERE IS" BASIS WITH ALL FAULTS AND THE OIL AND GAS INTERESTS AND THE KRC ASSETS ARE CONTRIBUTED OR DISTRIBUTED AND CONVEYED BY PVOC, RESOURCE HOLDINGS, HOLDING AND KRC AND ACCEPTED BY PVOG AND K RAIL LLC SUBJECT TO THE FOREGOING. THIS PARAGRAPH SHALL SURVIVE SUCH CONTRIBUTION OR DISTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION 4.2 HAVE BEEN NEGOTIATED BY PVOC, RESOURCE HOLDINGS, HOLDING PVOG, K RAIL LLC AND KRC AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF PVOC, RESOURCE HOLDINGS, HOLDING AND KRC, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE OIL AND GAS INTERESTS AND THE KRC ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

              (b) The distributions and contributions of the Oil and Gas Interests and KRC Assets made under this Agreement is made with full rights of substitution and subrogation of PVOG and K Rail LLC, and all persons claiming by, through and under PVOG and K Rail LLC, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of PVOC, Resource Holdings, Holding and KRC, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Oil and Gas Interests and KRC Assets.

              (c) PVOC, Resource Holdings, Holding, PVOG, K Rail LLC and KRC agree that the disclaimers contained in this Section 4.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

              (d) Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement. "Laws" means any and
                                                             ----
all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

                                   Article V
                              Further Assurances

         Section 5.1 Further Assurances. From time to time after the date
                     ------------------
hereof, and without any further consideration, PVOC, Resource Holdings, Holding, PVOG, K Rail LLC and KRC shall execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate more fully and effectively to vest in PVOG and K Rail LLC and their successors and assigns beneficial and record title to the interests hereby contributed and assigned to PVOG and K Rail LLC or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

         Section 5.2 Other Assurances. From time to time after the date hereof,
                     ----------------
and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

                                  Article VI
                                 Miscellaneous

         Section 6.1 Order of Completion of Transactions. The transactions
                     -----------------------------------
provided for in Article II and Article III of this Agreement shall be completed on the date of this Agreement in the following order:

                 (a) First, the transactions provided for in Article II shall
                     -----
be completed in the order set forth herein; and

                 (b) Second, the transactions provided for in Article III shall
                     ------
be completed in the order set forth herein.

         Section 6.2 Headings; References; Interpretation. All article and
                     ------------------------------------
section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to articles, sections, and exhibits shall, unless the context requires a different construction, be deemed to be references to the articles, sections and exhibits of this Agreement, respectively, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

         Section 6.3 Successors and Assigns. The Agreement shall be binding upon
                     ----------------------
and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

         Section 6.4 No Third Party Rights. The provisions of this Agreement are
                     ---------------------
intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

         Section 6.5 Counterparts. This Agreement may be executed in any number
                     ------------
of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

         Section 6.6 Governing  Law. This Agreement shall be governed by, and
                     --------------
construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, shall apply.

         Section 6.7 Severability. If any of the provisions of this Agreement
                     ------------
are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

         Section 6.8 Amendment or Modification. This Agreement may be amended or
                     -------------------------
modified from time to time only by the written agreement of all the parties hereto.

         Section 6.9 Integration. This Agreement supersedes all previous
                     -----------
understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

PVCC:                        PENN VIRGINIA COAL COMPANY, a Virginia
                             corporation


                             By: /s/ A James Dearlove
                                 -----------------------------------
                             Name: A James Dearlove
                                   ---------------------------------
                             Title: Chief Executive Officer
                                    --------------------------------

PVOC: PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company


                             By: /s/ Nancy M Snyder
                                 -----------------------------------
                             Name: Nancy M Snyder
                                   ---------------------------------
                             Title: Vice President
                                    --------------------------------


PVOG:                        PENN VIRGINIA OIL AND GAS
                             CORPORATION, a Virginia corporation


                             By: /s/ A James Dearlove
                                 -----------------------------------
                             Name: A James Dearlove
                                   ---------------------------------
                             Title: Chief Executive Officer
                                    --------------------------------


HOLDING:                     PENN VIRGINIA HOLDING CORP., a
                             Delaware corporation


                             By: /s/ A James Dearlove
                                 -----------------------------------
                             Name: A James Dearlove
                                   ---------------------------------
                             Title: Chief Executive Officer
                                    --------------------------------


RESOURCE HOLDINGS:           PENN VIRGINIA RESOURCE HOLDINGS
                             CORP., a Delaware corporation


                             By: /s/ A James Dearlove
                                 -----------------------------------
                             Name: A James Dearlove
                                   ---------------------------------
                             Title: Chief Executive Officer
                                    --------------------------------

MLP:                         PENN VIRGINIA RESOURCE PARTNERS,
                             L.P., a Delaware limited partnership
                             By: Penn Virginia Resource GP, LLC, a Delaware limited liability company, its general partner


                             By: /s/ Nancy M Snyder
                                 -----------------------------------
                             Name: Nancy M Snyder
                                   ---------------------------------
                             Title: Vice President
                                    --------------------------------


GP LLC:                      PENN VIRGINIA RESOURCE GP, LLC, a
                             Delaware limited liability company


                             By: /s/ Nancy M Snyder
                                 -----------------------------------
                             Name: Nancy M Snyder
                                   ---------------------------------
                             Title: Vice President
                                    --------------------------------


GP CORP:                     PENN VIRGINIA RESOURCE GP, CORP., a
                             Delaware corporation


                             By: /s/ Nancy M Snyder
                                 -----------------------------------
                             Name: Nancy M Snyder
                                   ---------------------------------
                             Title: Vice President
                                    --------------------------------


LP CORP:                     PENN VIRGINIA RESOURCE LP, CORP., a
                             Delaware corporation


                             By: /s/ Nancy M Snyder
                                 -----------------------------------
                             Name: Nancy M Snyder
                                   ---------------------------------
                             Title: Vice President
                                    --------------------------------


WISE:                        WISE ENVIRONMENTAL TECHNOLOGIES,
                             INC., a Virginia corporation


                             By: /s/ Nancy M Snyder
                                 -----------------------------------
                             Name: Nancy M Snyder
                                   ---------------------------------
                             Title: Vice President
                                    --------------------------------

WISE LLC:                    WISE LLC, a Delaware limited liability company


                             By: /s/ A James Dearlove
                                 -----------------------------------
                             Name: A James Dearlove
                                   ---------------------------------
                             Title: Chief Executive Officer
                                    --------------------------------

PCC:                         PARAGON COAL CORPORATION, a Virginia
                             corporation


                             By: /s/ A James Dearlove
                                 -----------------------------------
                             Name: A James Dearlove
                                   ---------------------------------
                             Title: Chief Executive Officer
                                    --------------------------------

LOADOUT LLC:                 LOADOUT LLC, a Delaware limited liability
                             company


                             By: /s/ Nancy M Snyder
                                 -----------------------------------
                             Name: Nancy M Snyder
                                   ---------------------------------
                             Title: Vice President
                                    --------------------------------


KRC:                         KANAWHA RAIL CORP., a Virginia corporation


                             By: /s/ A James Dearlove
                                 -----------------------------------
                             Name: A James Dearlove
                                   ---------------------------------
                             Title: Chief Executive Officer
                                    --------------------------------

K RAIL LLC:                  K RAIL LLC, a Delaware limited liability
                             company


                             By: /s/ Nancy M Snyder
                                 -----------------------------------
                             Name: Nancy M Snyder
                                   ---------------------------------
                             Title: Vice President
                                    --------------------------------

                                   EXHIBIT A
                                   ---------

                                  KRC ASSETS

     All those certain fee lands, surface estates and interests, mineral estates and interests, oil and gas estates and interests, coal estates and interest, and all other real estate interests, together with all improvements thereon, all mining rights, privileges, easements, hereditaments, rights of reverter, reversion, and remainder, and appurtenances thereunto belonging or in anywise appertaining, situated in Cabin Creek and Louden Districts, Kanawha County, West Virginia, being the same lands, estates, oil, gas, minerals, coal, surface and fee property interests, as are identified and more particularly described in, and conveyed to, the Winifrede Railroad Company by the following deeds:

     1. Deed from John S. Burdette and Sally M. Burdette, his wife, dated August 10, 1885, and recorded in the office of the Clerk of the County Commission of Kanawha County, West Virginia in Deed Book 43, at page 108;

     2. Deed from Chesapeake and Ohio Railroad Company, dated July 20, 1886, and recorded in said Clerk's office in Deed Book 44, at page 566;

     3. Deed from Eli Cooper and Ruth Cooper, his wife, dated April 25, 1891, and recorded in said Clerk's office in Deed Book 55, at page 318;

     4. Deed from J. C. Curry, Sr. and wife, dated November 19, 1956, unrecorded;

     5.  Deed from J. C. Curry, Sr., dated March 16, 1970, unrecorded;

     6. Deed from Sallie L. Goshorn, dated May 8, 1890, of record in said Clerk's office in Deed Book 52, at page 387;

     7. Deed from John M. McConihay, et al., dated May 12, 1886, of record in said Clerk's office in Deed Book 44, at page 284;


                                   Exhibit A
             to Contribution, Conveyance and Assumption Agreement

     8. Deed from S. E. "Eddie" McConihay, Sr., and Wanda McConihay, his wife, dated March 17, 1989, of record in said Clerk's office in Deed Book 2221, at page 407;

     9. Deed from L. E. McWhorter, as Special Commissioner, dated July 1, 1892, of record in said Clerk's office in Deed Book 59, at page 755;

     10. Deed from Dickinson Shrewsberry and Mary S. Shrewsbury, his wife, dated July 16, 1892, of record in said Clerk's office in Deed Book 60, at page 41;

     11. Deed from Mary J. Shrewsberry and Dickinson Shrewsberry, her husband, dated June 23, 1886, of record in said Clerk's office in Deed Book 44, at page 441;

     12. Deed from Theodore Wright and Mary B. Wright, his wife, dated August 19, 1882, of record in said Clerk's office in Deed Book 37, at page 621; and

     13. Deed to the Winifrede Railroad Company from R. W. Cabell, et al., dated March 26, 1888, and recorded in said Clerk's office in Deed Book 48, at page 225; and

     14. Deed to the Winifrede Railroad Company from Daniel McConihay and Julia
A. McConihay, his wife, dated January 11, 1892, and recorded in said Clerk's office in Deed Book 58, at page 145.

PROVIDED, HOWEVER, THAT the party of the first part hereby expressly excepts and reserves from this conveyance the following portion of the property described and conveyed by deed from Theodore Wright and Mary B. Wright, his wife, dated August 19, 1882, of record in said Clerk's office in Deed Book 37, at page 621, said portion being more particularly described and defined by the centerline and thirty feet (30') on each side thereof of the main line of the Kanawha Rail Corp. railroad beginning at the intersection of the right-of-way of the CSX Railroad and the Kanawha Rail Corp. main line and including the entire length of the Kanawha Rail Corp. railroad for a total distance of Thirty-Three Thousand Nine Hundred Eighty-Two feet (33,982 feet) containing 46.7 acres, more or less.


                                   Exhibit A
              to Contribution, Conveyance and Assumption Agreement

                                   Exhibit B
                                   ---------

                             OIL AND GAS INTERESTS

















                                   Exhibit B
             to Contribution, Conveyance and Assumption Agreement

                                   EXHIBIT C
                                   ---------

                             Special Warranty Deed
























                                   Exhibit C
             to Contribution, Conveyance and Assumption Agreement

                                   EXHIBIT D
                                   ---------


                Form of Conveyance, Assignment And Bill Of Sale

Recording Requested by and When Recorded Return to: Vinson & Elkins L.L.P., 2001 Ross Avenue, Dallas, Texas 75201, Attn: Jeffrey W. Burnett

                    CONVEYANCE, ASSIGNMENT AND BILL OF SALE

     This Conveyance, Assignment and Bill of Sale (this "Conveyance"), effective
                                                         ----------
as of September 15, 2001 (the "Effective Date"), is from PENN VIRGINIA OPERATING
                               --------------
CO., LLC, a Delaware limited liability company (successor by merger under (S) 18-209 of the Delaware Limited Liability Company Act to Penn Virginia Coal Company, a Virginia corporation) (herein called "Grantor"), and in favor of PENN
                                                 -------
VIRGINIA RESOURCE HOLDINGS, INC., a Delaware corporation, whose mailing address is __________________, __________________, _________________ (herein called
"Grantee").
 -------
                                   ARTICLE I
                         GRANTING AND HABENDUM CLAUSES

     1.1  Granting and Habendum Clauses.
          -----------------------------

     For good and valuable consideration, the receipt and sufficiency of which Grantee hereby acknowledges, Grantor hereby contributes, conveys, assigns, transfers, delivers, and sets over unto Grantee, its successors and assigns, all right, title, interests and estate of Grantor in and to the following described property, to-wit:

     (a)  Powell River Stock. All the common stock of Powell River Rail
          ------------------
Corporation, a Virginia corporation equal to all of the shares of common stock (the "Powell River Stock"); and
      ------------------

     (b)  KRC Stock. All the common stock of Kanawha Rail Corp., a Virginia
          ---------
corporation equal to all of the shares of common stock (the "KRC Stock").
                                                             ---------

     The property described in (a) through (b) of this Section 1.1 shall be referred to herein collectively as the "Subject Property".
                                        ----------------

     TO HAVE AND TO HOLD the Subject Property, subject to the terms and conditions hereof, unto Grantee, its successors and assigns, forever.

                                  ARTICLE II
                     ENCUMBRANCES AND WARRANTY DISCLAIMERS

     2.1  Permitted Encumbrances.
          ----------------------

     This Conveyance is made and accepted expressly subject to (a) all liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects, restrictions, security interests, options or preferential rights to purchase, adverse claims, reservations, exceptions,


                                   Exhibit D
             to Contribution, Conveyance and Assumption Agreement easements, rights-of-way, conditions, leases, other matters affecting the Subject Property or to which it is subject; and (b) to all matters that a current on the ground survey or visual inspection would reflect.

     2.2  Contributions Agreement.
          -----------------------

     This Conveyance is expressly made subject to the terms and conditions of that certain Contribution, Conveyance and Assumption Agreement dated as of September 14, 2001, among Grantor, Grantee and the other parties thereto (the "Contribution Agreement"). All capitalized terms used herein shall have the
 ----------------------
meanings given to such terms in the Contribution Agreement, unless otherwise defined herein. Nothing contained in this Conveyance shall in any way affect the provisions set forth in the Contribution Agreement nor shall this Conveyance expand or contract any rights or remedies under the Contribution Agreement, including without limitation any rights to indemnification specified therein. This Conveyance is intended only to effect the transfer of the Subject Property to Grantee as provided for in the Contribution Agreement and shall be governed entirely in accordance with the terms and conditions of the Contribution Agreement. In the event of a conflict between the terms of this Conveyance and the terms of the Contribution Agreement, the terms of the Contribution Agreement shall prevail.

     2.3  Disclaimer of Warranties; Subrogation.
          -------------------------------------

     Except as expressly provided herein or in the Contribution Agreement, this Conveyance is made, and is accepted by Grantee, without warranty of title, express, implied or statutory, and without recourse, but with full substitution and subrogation of Grantee, and all persons claiming by, through, and under Grantee, to the extent assignable, in and to all covenants and warranties by the predecessors in title of Grantor and with full subrogation of all rights accruing under applicable statutes of limitation or prescription and all rights of action of warranty against all former owners of the Subject Property. Except as expressly provided herein or in the Contribution Agreement, any covenants implied by statute or by the use of the words "convey", "sell", "assign", "transfer", "deliver", or "set over" or any of them or any other words used in this Conveyance, are hereby expressly disclaimed, waived and negated.

                                  ARTICLE III
                                 MISCELLANEOUS

     3.1  Further Assurances.
          ------------------

     Grantor and Grantee agree to take all such further actions and to execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Conveyance. So long as authorized by applicable law so to do, Grantor agrees to execute, acknowledge and deliver to Grantee all such other additional instruments, notices, affidavits, deeds, conveyances, assignments and other documents and to do all such other and further acts and things as may be necessary or useful to more fully and effectively grant, bargain, assign, convey, transfer and deliver to Grantee the Subject Property conveyed hereby or intended so to be conveyed.

     3.2  Successors and Assigns; No Third Party Beneficiary.
          --------------------------------------------------


                                   Exhibit D
             to Contribution, Conveyance and Assumption Assumption

     This Conveyance shall be binding upon, and shall and inure to the benefit of, Grantor and Grantee and their successors and assigns. The provisions of this Conveyance are not intended to and do not create rights in any other person or entity or confer upon any other person or entity any benefits, rights or remedies and no person or entity is or is intended to be a third party beneficiary of any of the provisions of this Conveyance.

     3.3  Governing Law.
          -------------

     This Conveyance and the legal relations between the parties shall be governed by, and construed in accordance with, the laws of the State of Delaware, excluding any conflict of law rule which would refer any issue to the laws of another jurisdiction, except when it is mandatory that the law of the jurisdiction wherein the Subject Property is located shall apply.

     3.5  Exhibits.
          --------

          Reference is made to Exhibit A which is attached hereto and made a
                               ---------
part hereof for all purposes.

     3.6  Headings; References; Defined Terms.
          -----------------------------------

     All Section headings in this Conveyance are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Conveyance, shall refer to this Conveyance as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Conveyance.

     3.7  Counterparts.
          ------------

     This Conveyance may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

     3.8  Severability.
          ------------

     If any of the provisions of this Conveyance are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire agreement. Instead, this Conveyance shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Conveyance at the time of execution of this Conveyance.


                                   Exhibit D
             to Contribution, Conveyance and Assumption Agreement

     IN WITNESS WHEREOF, this Conveyance has been duly executed by the parties hereto on the dates of the acknowledgments set forth below, to be effective, however, as of the Effective Date.

                                    GRANTOR:

                                    PENN VIRGINIA OPERATING CO., LLC, a
                                    Delaware limited liability company


                                    By:_____________________________________
                                        Nancy M. Snyder, Vice President


                                    GRANTEE:

                                    PENN VIRGINIA RESOURCE HOLDINGS, INC., a
                                    Delaware corporation

                                        By:_________________________________
                                            Nancy M. Snyder, Vice President


                                   Exhibit D
             to Contribution, Conveyance and Assumption Agreement

STATE OF __________       )
                          ) SS.
COUNTY OF _________       )

     This instrument was acknowledged before me on the ____ day of September 2001, by Nancy M. Snyder, Vice President of PENN VIRGINIA OPERATING CO., LLC, a Delaware limited liability company, on behalf of and in her capacity as Vice President of PENN VIRGINIA OPERATING CO., LLC.



                                        ________________________________________
                                        NOTARY PUBLIC


My Commission Expires:

________________________


STATE OF __________       )
                          ) SS.
COUNTY OF _________       )

     This instrument was acknowledged before me on the ____ day of September, 2001, by Nancy M. Snyder, Vice President of PENN VIRGINIA RESOURCE HOLDINGS, INC., a Delaware corporation, on behalf of and in her capacity as Vice President of PENN VIRGINIA RESOURCE HOLDINGS, INC.



                                        ________________________________________
                                        NOTARY PUBLIC

My Commission Expires:


________________________


                                   Exhibit D
             to Contribution, Conveyance and Assumption Agreement

                                   EXHIBIT E
                                   ---------

                              AGREEMENTS TO LEASE
                              -------------------





















                                   Exhibit E
             to Contribution, Conveyance and Assumption Agreement

                                   EXHIBIT F
                                   ---------

                           ASSIGNMENT OF AGREEMENTS
                           ------------------------

     This Assignment of Agreements (this "Agreement"), is entered into as of
                                          ---------
September 14, 2001, between PENN VIRGINIA RESOURCE HOLDINGS CORP., a Delaware corporation ("Assignor") and PENN VIRGINIA HOLDING CORP., a Virginia corporation
              --------
("Assignee").
  --------

                                   RECITALS:
                                   --------

     A. Assignor and Penn Virginia Operating Co., LLC, a Delaware limited liability company ("PVOC") entered into three forms of Agreement to Lease, each
                    ----
dated September 14, 2001 (the "Agreements"), under which PVOC conditionally
                               ----------
agrees to grant certain options to lease to Assignor.

     B. Assignor desires to assign to Assignee all of Assignor's interest in the Agreements, and Assignee desires to assume all of Assignor's obligations under the Agreements, subject to the terms and conditions contained herein.

                                  AGREEMENTS:
                                  ----------

     For good and valuable consideration, whose receipt and sufficiency are acknowledged, the parties agree as follows:

     1.  Assignment.  Assignor assigns to Assignee all of Assignor's interest in
         ----------
the Agreements, and shall warrant and forever defend such interest unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof.

     2.  Assumption of Liabilities. Assignee assumes all of the obligations of
         -------------------------
the tenant under the Agreements arising on and after the date hereof.

     Executed on the date first written above.

ASSIGNOR:                          PENN VIRGINIA RESOURCE HOLDINGS CORP., a
                                   Delaware corporation

                                   By:__________________________________________
                                       Nancy M. Snyder, Vice President

ASSIGNEE:                          PENN VIRGINIA HOLDING CORP., a Virginia
                                   corporation

                                   By:__________________________________________
                                      A. James Dearlove, Chief Executive Officer


                                   Exhibit F
             to Contribution, Conveyance and Assumption Agreement

                                   EXHIBIT G
                                   ---------

                           ASSIGNMENT OF AGREEMENTS
                           ------------------------

     This Assignment of Agreements (this "Agreement"), is entered into as of
                                          ---------
September 14, 2001, between PENN VIRGINIA HOLDING CORP., a Virginia corporation ("Assignor"),and Penn Virginia Oil and Gas Corporation, a Virginia corporation
  --------
("Assignee").
  --------

                                   RECITALS:
                                   --------

     A. Penn Virginia Operating Co., LLC, a Delaware limited liability company ("PVOC") and Penn Virginia Resource Holdings Corp., a Delaware limited liability
  ----
company ("Resource Holdings") entered into three forms of Agreement to Lease,
          -----------------
each dated September 14, 2001 (the "Agreements"), under which PVOC agrees to
                                    ----------
grant certain options to lease to Resource Holdings, and Resource Holdings assigned to Assignor all of its interest in the Agreements, and Assignor assumed all of Resource Holdings' obligations under the Agreements.

     B. Assignor desires to assign to Assignee all of Assignor's interest in the Agreements, and Assignee desires to assume all of Assignor's obligations under the Agreements, subject to the terms and conditions contained herein.

                                  AGREEMENTS:
                                  ----------

     For good and valuable consideration, whose receipt and sufficiency are acknowledged, the parties agree as follows:

     1.  Assignment. Assignor assigns to Assignee all of Assignor's interest in
         ----------
the Agreements, and shall warrant and forever defend such interest unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof.

     2.  Assumption of Liabilities. Assignee assumes all of the obligations of
         -------------------------
the tenant under the Agreements arising on and after the date hereof.


                                   Exhibit G
             to Contribution, Conveyance and Assumption Agreement

     Executed on the date first written above.

ASSIGNOR:                          PENN VIRGINIA HOLDING CORP., a Virginia
                                   corporation

                                   By:__________________________________________
                                      A. James Dearlove, Chief Executive Officer

ASSIGNEE:                          PENN VIRGINIA OIL AND GAS CORPORATION, a
                                   Virginia corporation

                                   By:__________________________________________
                                      A. James Dearlove, Chief Executive Officer


                                   Exhibit G
             to Contribution, Conveyance and Assumption Agreement

                                      -2-